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                            BIOSPHERICS INCORPORATED

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                                 EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the registration statement of Biospherics Incorporated on Form S-8 (File No. 333-01005) of our report dated March 2, 1995, on our audit of the financial statements of Biospherics Incorporated as of December 31, 1994 and for the year then ended, which report is included in this Annual Report on Form 10-KSB.




February 26, 1996                                Rubino & McGeehin, Chartered
Bethesda, Maryland                               Certified Public Accountants

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